                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                   EXHIBIT 10.43

                   STRATEGIC DISTRIBUTION ALLIANCE AGREEMENT
                   -----------------------------------------


          THIS STRATEGIC DISTRIBUTION ALLIANCE AGREEMENT (the "Agreement") is entered into this 23/rd/ day of October, 1998, by and between WebMD, Inc., a Georgia corporation ("WebMD"), and HBO & Company of Georgia, a Delaware corporation ("HBOC").

                                   BACKGROUND
                                   ----------

     1. WebMD is engaged in, among other things, the business of promoting, selling and providing under its "WebMD/SM/" brand name certain Internet-based communications and information services (the "WebMD Services");

     2. HBOC is engaged, directly and through its affiliates, in the business of providing integrated patient care, clinical, financial, managed care and strategic management software solutions and other healthcare-related products and services (the "HBOC Services");

     3. Section 10 of that certain Investment Agreement dated as of August 24, 1998 (the "Investment Agreement") by and between WebMD and HBOC contemplates that if WebMD and HBOC enter into a strategic alliance agreement within ninety
(90) days of the closing of the investment by HBOC, WebMD will grant a Performance-Based Warrant (as such capitalized term is defined in the Investment Agreement) to HBOC based upon certain annual gross revenues of WebMD derived from the strategic alliance; and

     4. The parties agree that this Agreement constitutes the strategic alliance as contemplated in the Investment Agreement and desire to enter into such a strategic alliance pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

                               TERMS OF AGREEMENT
                               ------------------

     1. DEFINITIONS. The following capitalized terms used in this Agreement shall have the following meanings:

          (a) "Affiliates" means any entity controlling, controlled by, or under common control with, either party to this Agreement.

          (b) "Correction(s)" means a modification, revision or supplement to the WebMD Services which makes the WebMD Services perform functions it was designed to perform or corrects defects or "bugs."

         (c) "Distributor(s)" means HBOC, its Affiliates and those entities which (at the time in question) are authorized by HBOC either as distributor or agent to distribute HBOC Services. Additional Distributors may be added by HBOC during the term of this Agreement so long as HBOC requires any such entity to execute a written agreement with HBOC containing terms and conditions substantially similar to those contained in this Agreement for the protection of Proprietary Information.

         (d) "Documentation" means the full and complete documentation in any media and form (CD, hard copy, electronic, etc.) for WebMD Services, including all programmer, user, training, operating, support and other manuals, technical specifications and documents and manuals relating to the installation, implementation, use, maintenance, testing and operation of WebMD Services, together with all revisions, updates and other modifications thereto as WebMD may make from time to time.

         (e) "Enhancement(s)" means modifications, revisions, additions or supplements to the WebMD Services which enables the WebMD Services to provide or perform services or functions it could not previously perform or materially improves the manner in which the WebMD Services performs existing functions.

         (f) "HBOC Customer(s)" means the (i) current customers of HBOC which have licensed HBOC software or purchased from HBOC services or hardware; and
(ii) prospective customers to whom HBOC or any of its Affiliates is marketing or with whom HBOC or any of its Affiliates is negotiating for the license of HBOC Software or the sale of hardware or HBOC Services. The term "HBOC Customer" shall include Affiliates of any HBOC Customer.

         (g) "New Release(s)" means all modifications, revisions, Enhancements, Corrections or replacements for WebMD Services and related Documentation which WebMD has agreed to provide pursuant to this Agreement or which WebMD makes available to its customers in general from time to time at no additional license fee.

         (h) "Proprietary Information" means any data or information regarding
(i) the business operations of a party which is not generally known to the public and affords such party a competitive advantage, including but not limited to, information regarding its products and product development, suppliers, marketing strategies, finance, operations, customers, sales, and internal performance results; (ii) proprietary software, including but not limited to: concepts, designs, documentation, reports, data, specifications, source code, object code, flow charts, file record layouts, databases, inventions and trade secrets, whether or not patentable or copyrightable; and (iii) the terms and conditions of this Agreement.

         (i) "Subscription Agreement" means the agreement which sets forth the terms and conditions pursuant to which HBOC Customer will be licensed to use the WebMD Services.

         (j) "Territory" means the geographical area and territories listed in

Exhibit A attached hereto.  The Territory may be extended pursuant to the mutual
---------
written agreement of the parties.

     2.   LICENSE.

          (a) License Grant.  Subject to the terms and conditions set forth in
              -------------
this Agreement, WebMD grants HBOC, its Affiliates and Distributors a non-exclusive, non-transferable license to market the WebMD Services to HBOC Customers.

          (b) Trademarks.
              ----------

              (i) WebMD grants HBOC a non-exclusive, non-transferable license to use WebMD's trademarks, service marks, logos, or slogans (the "WebMD Marks") solely to advertise and promote the WebMD Services during the term of this Agreement. HBOC shall submit all of such materials to WebMD for prior review and approval. HBOC shall not receive any ownership in or to the WebMD Marks as a result of such use. HBOC shall not use any of the WebMD Marks in any manner likely to confuse, mislead or deceive the public, or to be adverse to the best interests of WebMD.

              (ii) HBOC grants to WebMD limited permission to use the HBOC's trademarks, service marks, logos, or slogans (the "HBOC Marks") solely to identify itself as a partner of HBOC during the term of this Agreement. WebMD shall use the HBOC Marks in accordance with the guidelines established by HBOC from time to time, a current copy of which is attached hereto as Exhibit B.
                                                                 ---------
WebMD shall submit all such materials to HBOC for prior review and approval. WebMD shall not use any of the HBOC Marks in any manner likely to confuse, mislead or deceive the public, or to be adverse to the best interests of HBOC.

         (c) Fulfillment.  WebMD agrees to allow HBOC Customers who wish to
             -----------
subscribe to the WebMD Services (the "Subscribers") through HBOC's marketing efforts to subscribe to WebMD Services at the prices set forth on Exhibit C
                                                                  ---------
attached hereto, subject to adjustment as set forth in Section 13(o) of this Agreement. Upon a potential Subscriber's execution of a Subscription Agreement, HBOC shall forward the executed Subscription Agreement to WebMD for consideration, acceptance and fulfillment. WebMD shall act on all such Subscription Agreements it receives within a reasonable time after its receipt thereof, not to exceed three (3) business days. WebMD shall maintain appropriate bandwidth, storage space and access speed to permit timely access to the WebMD Services by all Subscribers.

         (d) HBOC Internet Commerce Content.  HBOC may offer to WebMD from time
             ------------------------------
to time a non-exclusive, non-transferable, non-assignable license to incorporate certain HBOC Services (the "HBOC Internet Commerce Content") into the WebMD Services. HBOC represents and warrants to WebMD that such HBOC Internet Commerce Content (A) will be licensed to or the property of HBOC or a third party from whom HBOC has received the right to offer such HBOC Internet Commerce Content to WebMD and that HBOC or such third party will have the full right to allow WebMD to use such HBOC Internet Commerce Content, and to display and incorporate such HBOC Internet Commerce Content into WebMD Services, without infringement upon the rights of any party; and (B) will have been prepared and/or compiled with care. If such HBOC Internet Commerce Content is incorporated into the WebMD Services: (x) WebMD shall have the right and license to use such HBOC Internet Commerce Content in order to display and incorporate such HBOC Internet Commerce Content into WebMD Services; and (y) other than the right and license granted pursuant the foregoing clause (x), WebMD shall obtain no rights in or to such HBOC Internet Commerce Content. The parties will negotiate in good faith the terms and conditions under which the HBOC Internet Commerce Content will be incorporated into the WebMD Services.

         (e) Joint Services.  The parties contemplate that they may, from time
             --------------
to time, develop new products and services for incorporation into the WebMD Services. Concurrently with the development of such new products and services, the parties agree to negotiate in good faith the terms and conditions under which those products and services will be incorporated into the WebMD Services. Such terms and conditions shall include, without limitation, the terms and conditions set forth on Exhibit D attached hereto.
                        ---------
         (f) Goals; Performance-Based Warrant.  The parties acknowledge that the
             --------------------------------
Investment Agreement contemplates that if HBOC enters into this Agreement within ninety (90) days of the closing of the investment in WebMD by HBOC and meets the WebMD gross revenue targets generated by the joint marketing efforts of HBOC and WebMD, including but not limited to HBOC's commercially reasonable efforts to enroll Subscribers to the WebMD Services, as set forth on Exhibit E attached
                                                          ---------
hereto, within the respective time periods set forth therein, WebMD shall issue to HBOC, within five (5) days following the execution of this Agreement by the parties, a Performance-Based Warrant to purchase an aggregate of *** (***) shares of Preferred Stock or, in the event that the Initial Public Offering has been closed by such date, Common Stock, (as such capitalized terms are defined in the Investment Agreement). The Performance-Based Warrant would be granted with respect to *** (***); *** (***); and *** (***) shares on March 31 of each of the calendar years 1999, 2000 and 2001, respectively, with the exercise price per share equal to the Fair Market Value (as defined below) of the underlying capital stock on the respective dates of grant (as adjusted for stock splits, stock dividends, combinations and the like occurring after the date thereof). For purposes of this Section 2(f), "Fair Market Value" means: (i) prior to an Initial Public Offering (as such capitalized term is defined in the Investment Agreement), the fair market value of the underlying capital stock on the respective dates of grant as determined by the Board of Directors of WebMD, in its sole discretion; provided, however, that Fair Market Value shall not be
                     --------  --------
greater than the price at which securities of WebMD were last sold in a transaction between WebMD and parties who were not, at the time of such sale, affiliated with WebMD; or (ii) subsequent to an Initial Public Offering, the Market Price (as such capitalized term is defined in the Warrant to Purchase Shares of Series A Preferred Stock or Common Stock of WebMD issued to HBOC and dated August 24, 1998) on the respective dates of grant. The parties agree that all fees received by WebMD from WebMD Subscribers enrolled through the marketing efforts of HBOC Call Center Group or any other HBOC sales group in calendar year 1998 (either prior to or after the execution of this Agreement) shall be included in the calculation of the gross revenues for the twelve (12)-month period ended March 31,


*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

1999 for purposes of the possible grant of the Performance-Based Warrant. The parties further agree that such targets merely constitute a good faith estimate by HBOC during the specified time periods and that the failure to meet such targets shall not constitute a breach of this Agreement by HBOC.

  3.     MARKETING.

         (a) Generally.  HBOC will use commercially reasonable efforts to market
             ---------
the WebMD Services.

         (b) Marketing Activities.  HBOC and WebMD, as appropriate, may perform
             --------------------
some or all of the following marketing activities:

             (i)   Press Releases. Subject to each party's prior written
                   --------------
approval, issue a press release announcing the creation of the strategic alliance and additional press releases from time to time to publicize other significant events regarding joint business developments and joint services.


             (ii)  Marketing Materials.  Work together to develop articles or
                   -------------------
entries regarding WebMD Services for the HBOC marketing materials, including:
Fact Sheets, WebMD Solutions Directory, HBOC Sales Manual and For Your Arsenal
             -------------------------- -----------------     ----------------
and other marketing materials released by HBOC from time to time during the term of this Agreement. HBOC shall include references to the WebMD Services in marketing presentations, as appropriate, and both parties, in consultation with each other, shall be responsible for the design and development of marketing materials for the WebMD Services.

             (iii) RFP Responses.  Recommend WebMD Services as a solution in
                   -------------
responses to requests for proposals ("RFP's") from HBOC Customers, provided WebMD cooperates with HBOC in the preparation of such responses, such cooperation to include, without limitation, ensuring the accuracy of HBOC's responses to routine questions regarding WebMD Services contained in RFP's, the development and update of standard information required to support HBOC responses to routine questions in such RFP's, the formulation of responses to non-routine questions in such RFP's, and other support to HBOC's RFP Specialists as reasonably required in connection with clarifications to RFP responses.

             (iv)  Demonstrations. WebMD shall provide HBOC a reasonable amount
                   --------------
of sales support which may include demonstrations of the WebMD Services, either at an HBOC or HBOC Cus tomer site, and attendance at sales presentations by HBOC.

             (v)   Representatives. Each party shall assign a representative who
                   ---------------
shall serve as that party's point-of-contact or facilitator between the parties on all matters arising under this Agreement. The representatives shall meet on a mutually agreed upon basis to review and coordinate all activities under this Agreement, including development, support, marketing and sales, and to amicably resolve any disputes which may arise under this Agreement.

             (vi)  Sales Training and Assistance. From time to time and at no
                   -----------------------------
charge to HBOC, upon mutually agreeable terms and conditions, HBOC and WebMD may organize and hold sales training workshops for the WebMD Services. WebMD agrees to respond timely and effectively to reasonable requests for assistance from HBOC in order to promote the license of the WebMD Services by HBOC.

         (c) Business Partner Database.  HBOC will include information about
             -------------------------
WebMD and WebMD Services in HBOC's Business Partner directory and other materials, as appropriate, for use by HBOC sales representatives, Affiliates, Distributors and others.

             (i)  Trade Show Attendance.  Upon HBOC's reasonable request, WebMD
                  ---------------------
shall participate with HBOC at vendor fairs and healthcare information industry trade shows, seminars and selected user group events.

             (ii) Web Page Links. As deemed appropriate, each party may
                  --------------
establish a link on its respective Web site to the Web site of the other party.

     4.   WebMD RESPONSIBILITIES.

          (a) Technical Support for HBOC. WebMD shall provide to HBOC, at no
              --------------------------
additional charge, reasonable technical support and consultation from WebMD's designated offices by way of telephone, bulletin boards or other electronic means, to assist HBOC in the resolution of problems encountered by HBOC in the operation, configuration, implementation and support of WebMD Services. Such support shall include commercially reasonable efforts by WebMD to verify, diagnose and correct errors and defects in the WebMD Services. WebMD shall serve as the sole contact point and provide all technical support for the WebMD Services for HBOC Customers.

          (b) Pre-releases.  Upon HBOC's reasonable request, WebMD shall provide
              ------------
newly developed or beta versions ("Pre-releases") of WebMD Services for review, evaluation, training and planning purposes. WebMD shall make Pre-releases available to HBOC no later than when WebMD makes the same available to other third party distributors of the WebMD Services. ANY PRE-RELEASE IS PROVIDED TO HBOC "AS IS" AND WebMD MAKES NO WARRANTIES AND SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES REGARDING THE PRE-RELEASE.

          (c) Participation in Development.  WebMD shall provide HBOC with
              ----------------------------
frequent communication regarding contemplated New Releases, Enhancements, and other product directions, including providing HBOC with access to WebMD Services under development in order that HBOC may fully utilize all the features of the WebMD Services as early as is technically feasible, all of which shall be provided to HBOC no later than provided to any other third party distributor of the WebMD Services. WebMD agrees not to add incremental provider content solutions without first previewing comparable HBOC solutions.

          (d) HBOC Training.  WebMD shall provide to HBOC, at no additional
              -------------
charge, adequate initial training and re-training from time to time as reasonably necessary and reasonably requested by HBOC on the use, operation and installation of WebMD Services. All training shall be conducted by qualified personnel at such facilities and at such times mutually agreed to by the parties, it being contemplated that initially WebMD's personnel shall provide such training in one or more sessions at HBOC's offices. Unless otherwise expressly agreed, travel and living expenses incurred by each party in connection with the training shall be the responsibility of the party incurring the expenses.

         (e) Professional Services.  WebMD shall make certain other professional
             ---------------------
services available to HBOC beyond the scope of those provided in this Section 4 on mutually acceptable terms and conditions.

         (f) Access to Technical Assistance.  WebMD shall provide HBOC with any
             ------------------------------
technical assistance as may be reasonably necessary for any application or database interfaces or integration between HBOC Services and WebMD Services on mutually acceptable terms and conditions; however the rates payable by HBOC for such services shall not exceed WebMD's actual costs incurred in any event.

         (g) Continued Development of WebMD Services.  Recognizing that a
             ---------------------------------------
significant portion of a customer's perceived value in Internet-based services such as the WebMD Services is the developer's continued investment in improved and enhanced versions thereof, WebMD shall devote appropriate resources to developing improved and enhanced versions of the WebMD Services (including versions designed to be compatible with new hardware, database, presentation/windowing and operating system features and versions with improved and additional features).

         (h) Sale of Line of Business.  In the event that HBOC should transfer
             ------------------------
any line of business whose products or services are dependent on the WebMD Services, WebMD shall not unreasonably refuse to enter into a distribution agreement with the buyer of such product or service line on terms comparable to WebMD's then current terms for such a strategic relationship.

         (i) Marketing Literature; Sales Support.  WebMD shall provide and
             -----------------------------------
distribute a reasonable number of copies of its WebMD Services marketing materials to appropriate HBOC sales and marketing personnel. WebMD shall respond timely and effectively to HBOC's reasonable requests for information and sales assistance.

         (j) Advertising and Sponsorship Placement.  WebMD shall be responsible
             -------------------------------------
for all advertising and sponsorship placements on its Web site.

         (k) Customer Support.  WebMD shall serve as the sole contact point and
             ----------------
provide all customer support for the WebMD Services for HBOC Customers.

     5.  PRICES AND PAYMENT.

         (a) Customer Fees.  WebMD shall determine the fees to be charged for
             -------------
the WebMD Services (subject to adjustment as set forth in Section 13(o) of this Agreement), and

HBOC shall determine the fees to be charged for the HBOC Internet Commerce Content. The parties shall jointly determine the fees to be charged for services which they jointly develop. WebMD shall be responsible for billing and collection of the amounts owed for the WebMD Services. Concurrently with the incorporation of any HBOC Internet Commerce Content as more fully described in
Section 2(d) of this Agreement, the parties agree to negotiate in good faith an arrangement for WebMD to bill, collect and remit to HBOC fees, if any, relating to any such HBOC Internet Commerce Content.

         (b) Payment Terms.  WebMD shall remit to HBOC incentive commissions per
             -------------
paid Subscriber enrolled by HBOC or its Affiliates as set forth on Exhibit F
                                                                   ---------
within thirty (30) days of WebMD's receipt of the monthly fees from such Subscriber. Subscriber fees pursuant to this Section 5(b) shall be payable by the Subscriber within thirty (30) days following the end of each calendar month in which such fees accrue.

         (c) WebMD Commissions and Discounts.  In the event WebMD provides
             -------------------------------
commissions or discounts to any similarly situated third party distributor of the WebMD Services, HBOC shall be entitled to receive the benefit of such commission and/or discount offering for as long as that offering is in effect. WebMD shall notify HBOC of all such transactions for which HBOC either qualifies or for which it might qualify if it agrees to the conditions of such other commission and/or discount offering.

         (d) Expenses.  Except as otherwise specified in this Agreement or
             --------
mutually agreed to by the parties, each party shall be solely responsible for its own travel and out-of-pocket expenses incurred in the performance of its obligations under this Agreement.

     6.  PROPRIETARY RIGHTS AND CONFIDENTIALITY.

         (a) Ownership and Protection.  Each party agrees that it has no
             ------------------------
interest in or right to use the Proprietary Information of the other except in accordance with the terms of this Agreement. Each party acknowledges that it may disclose Proprietary Information to the other in the performance of this Agreement. The party receiving the Proprietary Information shall (i) maintain it in strict confidence and take all reasonable steps to prevent its disclosure to third parties, except to the extent necessary to carry out the purposes of this Agreement, in which case these confidentiality restrictions shall be imposed upon the third parties to whom the disclosures are made; (ii) use at least the same degree of care as it uses in maintaining the secrecy of its own Proprietary Information (but no less than a reasonable degree of care); and (iii) prevent the removal of any proprietary, confidential or copyright notices placed on the Proprietary Information.

         (b) Limitation.  Neither party shall have any obligation concerning any
             ----------
portion of the Proprietary Information of the other which (i) is publicly known prior to or after disclosure hereunder other than through acts or omissions attributable to the recipient or its employees or representatives; (ii) as demonstrated by prior written records, is already known to the recipient at the time of disclosure hereunder, (iii) is disclosed in good faith to the recipient by a third party having a lawful right to do so; or (iv) is the subject of written consent of the party which supplied such information authorizing disclosure; or (v) is required to be disclosed by the receiving party by applicable law or legal process, provided that the receiving party shall immediately notify the other party so that it can take steps to prevent its disclosure.

         (c) Remedies for Breach.  In the event of a breach of this Section 6,
             -------------------
the parties agree that the non-breaching party may suffer irreparable harm and the total amount of monetary damages for any injury to the non-breaching party may be impossible to calculate and would therefore be an inadequate remedy. Accordingly, the parties agree that the non-breaching party may be entitled to temporary, preliminary and permanent injunctive relief against the breaching party, its officers or employees, in addition to such other rights and remedies to which it may be entitled at law or in equity.

     7.  WebMD WARRANTIES.

         (a) Warranties of Authority and Title.  WebMD hereby warrants and
             ---------------------------------
represents that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has full power and authority to enter into and consummate the transactions contemplated in this Agreement; (ii) the execution, delivery and performance of this Agreement does not violate the terms of any security agreement, license or any other contract or written instrument to which WebMD is bound; (iii) the WebMD Services do not infringe any patent, trademark, copyright or trade secret of a third party, and
(iv) it is not aware of any third party infringing on the rights of WebMD with respect to the WebMD Services.

         (b) Product Warranties.  WebMD hereby warrants and represents that
             ------------------
WebMD Services, including all modifications, Corrections, Enhancements and New Releases will have the functions and features and perform as described in the Documentation provided to HBOC or to HBOC Customers by WebMD during the term of this Agreement. WebMD further warrants that prior to delivery, the WebMD Services have been audited and tested in accordance with WebMD's internal quality control processes and that the WebMD Services contains no third party software which would require HBOC, as a distributor of the WebMD Services, to agree to any terms and conditions in addition to those set forth in this Agreement. In the event that the WebMD Services fails to conform to such warranties, WebMD shall promptly and continuously provide such support as reasonably necessary to cause the WebMD Services to perform as warranted.

         (c) WebMD Disclaimer.  EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 7
             ----------------
OR OTHERWISE UNDER THIS AGREEMENT (OR ANY OTHER AGREEMENT BETWEEN THE PARTIES) OR IN ANY OTHER WebMD MATERIALS OR DOCUMENTATION PROVIDED TO SUBSCRIBERS, WebMD DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARISING BY LAW OR CUSTOM, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         (d) Year 2000 Warranty.  WebMD warrants that the occurrence in or use
             ------------------
by the WebMD Services of dates on or after January 1, 2000 (the "Millennial Dates") will not have a material adverse effect on the performance of the WebMD Services with respect to date-dependent data, computations, output or other functions (including, without limitation, calculating, computing or sequencing), and the WebMD Services will create, store and generate output data related to or including the Millennial Dates without errors or omissions.

     8.  HBOC WARRANTIES.

         (a) Warranties of Authority.  HBOC hereby warrants and represents that
             -----------------------
(i) it is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has full power and authority to enter into and consummate the transactions contemplated in this Agreement; and
(ii) the execution and performance of this Agreement does not violate the terms of any security agreement, license or any other contract or written instrument.

         (b) HBOC Disclaimer.  EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 8(b)
             ---------------
OR OTHERWISE UNDER THIS AGREEMENT (OR ANY OTHER AGREEMENT BETWEEN THE PARTIES) HBOC DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARISING BY LAW OR CUSTOM, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     9. INTELLECTUAL PROPERTY INDEMNIFICATION. WebMD shall indemnify, defend and hold harmless HBOC, its Affiliates and Distributors and their officers, directors, employees agents and affiliates (collectively, for purposes of this Section 9, "HBOC Persons") from all damages, liabilities and expenses (and all legal costs including reasonable attorneys fees, court costs, expenses and settlements resulting from any action or claim) arising out of, connected with or resulting in any way from (i) any allegation that the authorized possession, distribution or use (by HBOC, its Affiliates or Distributors) in a manner that is in compliance with this Agreement and the terms and conditions for the use of the WebMD Services of WebMD Services infringes a patent, trademark, copyright, trade secret or other intellectual property right of a third party; and (ii) the use of WebMD Services (by HBOC, its Affiliates or Distributors) in a manner that is in compliance with the terms and conditions for the use of the WebMD Services. If any such claim or proceeding arises, HBOC Persons seeking indemnification hereunder shall give timely notice of the claim to WebMD after they it receive actual notice of the existence of the claim. WebMD shall have the option, at its expense, to employ counsel reasonably acceptable to HBOC Persons to defend again such claim and to compromise, settle or otherwise dispose of the claim; provided, however, that no compromise or settlement of any claim admitting liability of or imposing any obligations upon HBOC Persons may be effected without the prior written consent of HBOC Persons. In addition, and at the option and expense of WebMD, WebMD may, at any time after any such claim has been asserted, and shall, in the event any WebMD Services are held to constitute an infringement, either procure for HBOC Persons the right to continue using the WebMD Services, or replace or modify the WebMD Services so that they become non-infringing, provided that such replacement or modified WebMD Services have the same functional characteristics as the infringing WebMD Services, or, if the prior two (2) remedies are commercially impractical, refund to HBOC all fees, costs and charges paid by HBOC to WebMD for the WebMD Services and any other WebMD Services reasonably rendered ineffective as the result of said infringement. HBOC shall cooperate fully in such actions, making available books or records reasonably necessary for the defense of such claim. If WebMD refuses to defend or does not make known to HBOC Persons its willingness to defend against such claim within ten (10) days after it receives notice thereof, then HBOC Persons shall be free to investigate, defend, compromise, settle or otherwise dispose of such claim in its best interest and incur other costs in connection therewith, all at the expense of WebMD.

     10. LIMITATION OF LIABILITY.

         (a) Exclusion of Consequential Damages.  NEITHER PARTY WILL BE LIABLE
             ----------------------------------
TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF THE OTHER PARTY OR ITS CLIENTS, CUSTOMERS OR SUBSCRIBERS (INCLUDING WITHOUT LIMITATION CLAIMS FOR GOODWILL, LOST PROFITS OR USE OF MONEY) ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTIES, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY, IN TORT OR OTHERWISE, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, EXCEPT ONLY IN THE CASE OF PERSONAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL IMPAIR OR LIMIT WebMD'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 9 OF THIS AGREEMENT.

         (b) Limitation of HBOC's Obligations.  HBOC reserves the right to
             --------------------------------
withhold service or otherwise cease performance of its obligations hereunder with respect to any HBOC Customer which is found by HBOC to be in default or breach of any agreement with HBOC. Upon such cessation of services, HBOC shall be relieved of its performance obligations contained in this Agreement with respect to such HBOC Customer, and shall not be found to be in breach of this Agreement by WebMD. HBOC's aggregate liability to WebMD for damages concerning performance or non-performance by HBOC or in any way related to the subject matter of this Agreement, regardless of whether the claim for such damages is based on contract or tort, shall not exceed the amount received by WebMD from HBOC Customers during the previous twelve (12) months for the WebMD Services giving rise to such claim.

     11. TERMINATION; DISPUTE RESOLUTION.

         (a) Term.  This Agreement shall commence on the Effective Date and
             ----
shall continue in full force and effect for a period of three (3) years ("Initial Term"), unless earlier terminated as provided for below. Thereafter, this Agreement will automatically renew for successive terms of one (1) year each (each, a "Renewal Term"). Either party may terminate this Agreement without cause at the end of the Initial Term or any Renewal Term by providing at least nine (9) months prior written notice to the other party.

         (b) Early Termination.  Either party may terminate this Agreement
             -----------------
immediately by notice to the other party upon the occurrence of any of the following events of default by the other party:

             (i) The other party fails to observe, perform or fulfill any of its obligations or warranties (other than confidentiality obligations) under the Agreement and fails to cure such default within thirty (30) days after the non-defaulting party gives written notice of such failure;

             (ii) The other party fails to observe, perform or fulfill any confidentiality obligation imposed hereunder and fails to cure such default within ten (10) days after the non-defaulting party gives notice of such failure;

             (iii) The other party's business is liquidated, dissolved or suspended;

             (iv) The other party is prevented from performing any of its material obligations hereunder for more than ninety (90) days due to an event beyond its reasonable control as described in Section 13(k); or

             (v) Any representation or warranty made herein by the other party is false or misleading in any material respect as of the date on which it was made or becomes false or misleading in any material respect at any time thereafter.

         (c) Termination by HBOC.  HBOC may, in its reasonable discretion,
             -------------------
terminate this Agreement upon ninety (90) days written notice by providing notice to WebMD upon the occurrence of a change in the direct or indirect ownership or control of WebMD which in HBOC's reasonable opinion may adversely affect HBOC's rights, goodwill, HBOC Customer relationships or competitive position.

         (d) Obligations After Expiration or Termination.  Upon the expiration
             -------------------------------------------
or termination of this Agreement for any reason:

             (i) Except as otherwise specified below in clause (ii), each party will promptly cease using and destroy or return to the other party all advertisements and promotional materials that bear a trademark of the other party and all Proprietary Information of such other party.

             (ii) WebMD will continue to deliver the WebMD Services to HBOC Customers, subject to their obligation to make timely payment therefor, until the expirations or terminations of their respective Subscription Agreements, and will continue to pay HBOC all incentive commissions set forth on Exhibit F
                                                                 ---------
attached hereto earned with respect to such HBOC Customers.

             (iii) WebMD shall continue to perform all applicable warranty and technical support and other obligations regarding the WebMD Services in accordance with the provisions of this Agreement until such time as the last HBOC Customer Subscription Agreement expires or terminates.

         (e) Survival.  The provisions of the Agreement which by their nature
             --------
are intended to survive termination or expiration of this Agreement shall survive expiration or termination of this Agreement.

         (f) Dispute Resolution.  In the event of a dispute between the parties
             ------------------
and for which dispute the parties are unable to reach a mutually agreeable resolution, the dispute shall be submitted to arbitration under the commercial arbitration rules of the American Arbitration Association then in effect. There shall be one arbitrator mutually agreed to by both parties; such arbitrator shall have experience in the area of controversy. After the hearing, the arbitrator shall decide the controversy and render a written decision setting forth the issues adjudicated, the resolution thereof and the reasons for the award. The award of the arbitrator shall be conclusive. Payment of the expenses of arbitration, including the fee of the arbitrator, shall be assessed by the arbitrator based on the extent to which each party prevails.

     12. EXCLUSIVITY.

         (a) During the term of this Agreement, WebMD agrees that it shall not grant a license to market the WebMD Services in the Territory to any of the entities listed on Exhibit G attached hereto, or to any entity or person that
                   ---------
controls or is controlled by, directly or indirectly, an entity listed on

Exhibit G, except upon HBOC's prior written approval. The exclusivity rights
---------
granted pursuant to this Section 12(a) shall be subject to attainment of the WebMD gross revenue targets as set forth on Exhibit H attached hereto within the
                                            ---------
respective time periods set forth therein. If HBOC fails to meet either of such targets, WebMD shall provide written notice to HBOC within thirty (30) days after each such failure. HBOC shall then have a cure period of one hundred eighty (180) days following (i) March 31, 2000 to meet the first target as set forth in Section 1 of Exhibit H and to bring current the pro rata portion of the
                      ---------
second target as set forth in Section 2 of Exhibit H; and (ii) March 31, 2001 to
                                           ---------
meet the second target as set forth in Section 2 of Exhibit H.
                                                    ---------

         (b) During the term of this Agreement, HBOC agrees that it shall not enter into an agreement to market Internet-based communications and information services in the Territory which are provided or distributed by any of the entities listed on Exhibit I attached hereto, or to any entity or person that
                   ---------
controls or is controlled by an entity listed on Exhibit I, except upon WebMD's
                                                 ---------
prior written approval. The exclusivity rights granted pursuant to this Section 12(b) shall be subject to attainment of the WebMD gross revenue targets as set forth on Exhibit J attached hereto within the respective time periods set forth
         ---------
therein. If WebMD fails to meet either of such targets, WebMD shall provide written notice to HBOC within thirty (30) days after each such failure. WebMD shall then have a cure period of one hundred eighty (180) days following (i) March 31, 2000 to meet the first target as set forth in Section 1 of Exhibit J
                                                                     ---------
and to bring current the pro rata portion of the second target as set forth in
Section 2
of Exhibit J; and (ii) March 31, 2001 to meet the second target as set forth in
   ---------
Section 2 of Exhibit J.
             ---------

         (c) If either party fails to meet its respective targets as set forth on Exhibit H and Exhibit J attached hereto within the respective time periods
   ---------     ---------
set forth therein, including the cure periods specified in this Section 12, neither party will be bound by the exclusivity provisions set forth in this
Section 12.

         (d) For purposes of this Section 12, "Control" means the ownership of at least a majority of the voting interests of an entity listed on Exhibit G and
                                                                   ---------
Exhibit I attached hereto.
---------

     13. MISCELLANEOUS PROVISIONS.

         (a) Independent Contractor.  It is expressly agreed that WebMD and HBOC
             ----------------------
are acting under this Agreement as independent contractors, and the relationship established under this Agreement shall not be construed as a partnership, joint venture or other form of joint enterprise. Neither party is authorized to make any representations or create any obligation or liability, expressed or implied, on behalf of the other party, except as may be expressly provided for in this Agreement.

         (b) Comparable Terms.  The fees charged HBOC Customers by WebMD for
             ----------------
WebMD Services and any non-price terms imposed shall not at any time be less favorable than any price or non-price terms offered by WebMD to customers of any third party which markets the WebMD Services in comparable volumes. In the event that WebMD offers any third party distributor of the WebMD Services more favorable price or non-price terms than those offered hereunder to HBOC, the WebMD shall so notify HBOC, and the more favorable terms shall be immediately extended to HBOC.

         (c) Access to Books and Records.  The parties shall keep complete,
             ---------------------------
accurate and up-to-date books and records in accordance with generally accepted accounting principles and sound business practices covering all transactions relating to this Agreement. Either party and/or its authorized representatives shall upon reasonable notice have the right (not more than once annually) to inspect, audit, and/or copy such records in order to determine whether all provisions of this Agreement have been met. The parties agree that all information and records obtained in such audit shall be considered Proprietary Information. This right to audit shall be available to either party for up to two (2) years following the termination of this Agreement.

         (d) Omnibus Reconciliation Act of 1980.  If the provisions of Section
             ----------------------------------
952 of the Omnibus Reconciliation Act of 1980, as amended (currently codified at 42 U.S.C. l395x(v)1(I)), are or become applicable to this Agreement, then, until the expiration of four (4) years after the furnishing of services pursuant to this Agreement, WebMD shall, upon written request, make available to the Secretary of Health and Human Services, the U.S. Comptroller General, or any other duly authorized representative of the federal government, the contracts and books, documents and records of WebMD that are necessary to certify the nature and extent of costs related to this Agreement.

         (e) Compliance with Laws.  WebMD, its employees and agents shall comply
             --------------------
with applicable federal, state and local laws, ordinances, regulations and codes, including the identification and procurement of required permits certificates, approvals and inspections, in the performance of this Agreement.

         (f) Export Assurance.  HBOC hereby acknowledges and agrees that it will
             ----------------
first obtain any export license or approval required by the United States Department of Commerce pursuant to Section 370 of the Export Administrative Regulation prior to exporting the WebMD Services.

         (g) Headings.  The headings of the paragraphs of this Agreement are for
             --------
convenience only and shall not be a part of or affect the meaning or interpretation of this Agreement.

         (h) Exhibits.  This Agreement incorporates the attached Exhibits and
             --------
any subsequent Exhibits or schedules referencing this Agreement.

         (i) Non-Solicitation of Employees.  During the term of this Agreement
             -----------------------------
and for a period of one (1) year thereafter, each party agrees that without the other party's prior written consent neither it nor its Affiliates shall solicit, hire or otherwise retain as an employee or independent contractor any person who during the previous twelve (12) months was an employee of the other party. Notwithstanding the foregoing, nothing in this Section 13(i) shall be construed to prohibit one party from hiring any employee of the other party who, without solicitation or recruitment by the hiring party, responds to any general advertisement for employment in a newspaper or otherwise.

         (j) Assignment.  This Agreement and any interest hereunder shall inure
             ----------
to the benefit of and be binding upon the parties and their respective successors, legal representatives and permitted assigns. Upon prior notice to the other party, either party may assign this Agreement (i) to any legal entity in connection with the merger or consolidation of the assigning Party into such entity or the sale of all or substantially all of the assets of the assigning Party to such entity; or (ii) to any direct or indirect subsidiary of the assigning party in connection with any corporate reorganization. Except as stated in the previous sentence, neither party may assign or delegate this Agreement without the other party's prior written consent, which consent shall not be unreasonably withheld. Any attempt to assign, delegate or otherwise transfer the Agreement in violation of this Section 13(j) is voidable by the other party.

         (k) Force Majeure.  Neither party shall be responsible or considered in
             -------------
breach of this Agreement for any delay or failure in the performance of any obligation of this Agreement to the extent that such failure or delay is caused by acts of God, fires, explosions, labor disputes, accidents, civil disturbances, material shortages or other similar causes beyond its reasonable control, even if such delay or failure is foreseeable; provided, however, that the non-performing party provides notice of such cause preventing or delaying performance and resumes its performance as soon as practicable and provided further that the other party may terminate this Agreement upon notice if such non-performance continues for a period of ninety (90) days.

         (l) Governing Law; Statute of Limitations.  The validity and
             -------------------------------------
construction of this Agreement shall be governed by, subject to and construed in accordance with the laws of the State of Georgia, excluding its conflicts of law rules. In the event either party employs attorneys to enforce any right arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys fees and costs. Any claim arising out of or relating to this Agreement shall be commenced within one (1) year of the date upon which the cause of action accrued (or, if one (1) year is shorter than the minimum allowed by law, then the minimum period allowed by law).

         (m) Notices.  All notices, requests, demands and other communications
             -------
(collectively, "Notices") required or permitted by this Agreement shall be in writing and shall be delivered by hand, telex, telegraph, facsimile or like method of transmission or mailed by registered or certified mail, return receipt requested, first class postage prepaid, addressed as follows:


          If to HBOC:

          HBO & Company
          301 Perimeter Center North
          Atlanta, Georgia 30346
          Attn: Vice President, Business Development
          FAX: (404) 393-6092
          with a copy to: General Counsel

          If to WebMD:

          WebMD, Inc.
          400 The Lenox Building
          3399 Peachtree Road, NE
          Atlanta, Georgia 30326
          Attn: Chief Operating Officer
          FAX: (404) 479-7651
          with a copy to: Corporate Counsel

If delivered by hand, telex, telegraph, facsimile or like method of transmission, the date on which a Notice is actually delivered shall be deemed the date of receipt and if delivered by mail, the date on which a Notice is actually received shall be deemed the date of receipt. Either party may change the address or designated person for receiving Notices by providing notice in accordance with this Section 13(m).

         (n) Severability.  If any term of this Agreement is held as invalid or
             ------------
unenforceable, the remainder of this Agreement shall not be affected, and each term and provision shall be valid and enforced to the fullest extent permitted by law.

         (o) Entire Agreement/Amendments.  This Agreement, including all
             ---------------------------
exhibits attached hereto, contains the entire agreement between the parties and supersedes all prior and contemporaneous proposals, discussions and writings by and between the parties and relating to the subject matter hereof. Notwithstanding the generality of the foregoing sentence, the parties acknowledge that the License Agreement dated as of December 30, 1997 between National Health Enhancement Systems, Inc. (currently known as HBOC Call Center Group) and Endeavor Technologies, Inc. (currently known as WebMD, Inc.) shall remain in full force and effect and is not superseded by this Agreement. None of the terms of this Agreement shall be deemed to be waived by either party or amended or supplemented unless such waiver, amendment or supplement is written and signed by both parties; provided, however, that WebMD may, in its sole discretion, amend Exhibit C attached hereto upon one hundred eighty (180) days
                  ---------
prior notice to HBOC; provided further that (i) WebMD may not increase the prices specified in Exhibit C during the initial term of the Subscription
                    ---------
Agreements which are in effect on the effective date of the price increase; and
(ii) if WebMD amends Exhibit C, (A) HBOC may terminate this Agreement within
                     ---------
thirty (30) days after receiving written notice of such amendment; (B) if such amendment increases or decreases the monthly base Subscriber fees for the WebMD and WebMD OnCall Packages as set forth in Sections 1 and 2 of Exhibit C by an
                                                              ---------
aggregate amount greater than or equal to twenty-five percent (25%), then the targets as set forth in Exhibit E with respect to the possible grant of the
                        ---------
Performance-Based Warrant will be increased or decreased, as the case may be, on a pro rata basis; and (C) the parties shall negotiate in good faith to update Exhibit F in the event any additional packages are added to Exhibit C. The
---------                                                   ---------
invalidity or unenforceability of any particular provision of this Agreement, as determined by any court of competent jurisdiction or any appropriate legislature, shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. No usage of trade or industry course of dealing shall be relevant to explain or supplement any term expressed in this Agreement.

         (p) Except as expressly provided herein, each party shall bear its own costs incurred in performing under this Agreement.

         IN WITNESS WHEREOF, WebMD and HBOC, intending to be legally bound by the terms of this Agreement, have caused this Agreement to be executed by their duly authorized representatives.


                              WebMD, INC.

                              By: /s/ W. Michael Heekin
                                  --------------------------------

                              Name: W. Michael Heekin
                                    ------------------------------

                              Title: Chief Operating Officer
                                     -----------------------------


                              HBO & COMPANY OF GEORGIA

                              By: /s/ Michael L. Kappel
                                  --------------------------------

                              Name: Michael L. Kappel
                                    ------------------------------

                              Title: Sr. VP - Corporate Planning
                                        & Business Development
                                        --------------------------

                                   EXHIBIT A
                                   ---------

                                   Territory

Worldwide

                                   EXHIBIT B
                                   ---------

                          Trademark/Logo Requirements

                                   EXHIBIT C
                                   ---------

                        WebMD Services Pricing Schedule

     1. WebMD Package: $29.95/month - WebMD Membership, includes Electronic Data Interchange;/1/ Virtual Receptionist Universal Inbox;/2/ Physician Web Site; Healthcare References and Patient Education Materials; Continuing Medical Education; Interactive Dissectible Anatomy;/3/ Secure Electronic Messaging;/4/ Online Patient Advice Lines; and Consumer Financial Network (collectively, "WebMD Suite")

     2. WebMD OnCall Package: $99.95/month - WebMD Suite and WebMD OnCall Medical Messaging Center./5/

     3. Upgrades:/6/

          (a) Internet Service Provider;/7/ $19.95/month

          (b) Network Computer Hardware Package, including printer, monitor with speakers and keyboard - $25.00/month/8/

          (c) PC Hardware Package, including printer, monitor with speakers and keyboard - $50.00/month/9/

          (d) Patient Test Results: $50.00/month/10/

          (e) Pager:  MobileComm(R) Monthly Pricing/11/


                          Base Rate   Page Allowance   Page Overcall Price
                          ---------   --------------   -------------------
      Local Alpha          $19.95          250            S0.40/page
      Regional Alpha       $39.95          140            $0.65/page
      National Alpha       $49.95          140            $0.65/page


Note: WebMD and WebMD OnCall packages are sold as a one-year subscription. Each hardware system is sold as a three-year subscription.


________________________

1     Subscriber is responsible for fees, if any, charged by EDI providers.

2 Base service includes unlimited Internet-based access; Additional charges for domestic 800-based access at $0.25/minute; Additional international rates and taxes may also apply.

3    Available soon on CD-ROM.

4 Base service includes 5 secure electronic messages/month; Additional secure electronic messages at $2.00 each.

5 Charges include 50 live message transactions/month; Additional live message transactions at $0.75 each. Charges also include 100 integrated voice response ("IVR") transactions/month; Additional IVR transactions at $0.25 each.

6 All upgrades are subject to charges in addition to the base Subscriber fees for WebMD and WebMD OnCall Packages as set forth on this Exhibit C.
                                                              ---------

7 Base service includes unlimited local dial-up Internet access; Additional charges for long distance dial-up Internet access at $5.95/hour.

8 Additional one-time charge of $100.00 for activation, setup and installation of each hardware package. Installation provided with each hardware package; If not required, additional one-time charge of $25.00 for activation and setup. Subject to one-time early termination charge of $20.00/month for each full mouth remaining in three-year subscription to cover hardware costs. Subscription to Network Computer Hardware Package upgrade requires a subscription to Internet Service Provider upgrade.

9 Additional one-time charge of $100.00 for activation, setup and installation of each hardware package. Installation provided with each hardware package; If not required, additional one-time charge of $25.00 for activation and setup. Subject to one-time early termination charge of $35.00/month for each full month remaining in three-year subscription to cover hardware costs.

10 Base service includes unlimited e-mail-based results/month and 50 telephony-based results/month; Additional telephony-based results at $0.50 each.

11   Subscription to Pager upgrade requires a subscription to WebMD OnCall
     Package.

                                   EXHIBIT D
                                   ---------

                                Joint Services

     WebMD and HBOC agree that they may develop in the future from time to time joint products and services as contemplated by this Agreement. The terms and conditions relating to the offering of those products and services, when developed, shall include, among other things and without limitation, the following terms and conditions:

     1. Patient Test Results offering: *** of Net Revenues, if any, derived from a proposed patient test results offering.

     2. Electronic commerce sales of HBOC Services through WebMD: HBOC retains *** of such revenues, if any.

     For purposes of this Exhibit D, "Net Revenues" mean gross revenues, less
                          ---------
cost of goods sold and direct operating costs.


***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                   EXHIBIT E
                                   ---------

                       Performance-Based Warrant Targets

1. WebMD gross revenues of *** (***) generated by the joint marketing efforts of WebMD and HBOC during the twelve (12)-month period ended March 31, 1999.

2. WebMD gross revenues of *** (***) generated by the joint marketing efforts of WebMD and HBOC during the twelve (12)-month period ended March 31, 2000.

3. WebMD gross revenues of *** (***) generated by the joint marketing efforts of WebMD and HBOC during the twelve (12)-month period ended March 31, 2001.


***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                   EXHIBIT F
                                   ---------

                             Incentive Commissions

                    (Monthly payments per paid Subscriber)


1.  WebMD Package:                      Greater of *** or *** of base Subscriber
                                        fees as set forth on Exhibit C of this
                                                             ---------
                                        Agreement

2.  WebMD OnCall Package:               Greater of *** or *** of base Subscriber
                                        fees as set forth on Exhibit C of this
                                                             ---------
                                        Agreement

3.  Upgrades
    (a) Internet Service Provider:      *** of base Subscriber fees as set forth
                                        on Exhibit C of this Agreement
                                           ---------

    (b) Network Computer Hardware       *** of base Subscriber fees as set forth
        Package:                        on Exhibit C of this Agreement
                                           ---------

    (c) IBM Hardware Package:           *** of base Subscriber fees as set forth
                                        on Exhibit C of this Agreement
                                           ---------

    (d) Patient Test Results:           See Section 3 of Exhibit D of this
                                        Agreement

    (e) Pager:                          *** of base rate Subscriber fees as set
                                        forth on Exhibit C of this Agreement


4.  Additional Charges
    (a) Virtual Receptionist Universal  *** of usage fees for domestic 800-based
        Inbox:                          access

    (b) WebMD OnCall:                   *** of overcall live message and IVR
                                        transaction fees

    WebMD shall remit to HBOC as an up-front payment an amount equal to the incentive commissions as set forth above for months one (1) to three (3) following enrollment by HBOC or its Affiliates of new paid Subscribers pursuant to the terms and conditions of this Agreement. Thereafter, WebMD shall remit to HBOC on a monthly basis amounts equal to the incentive commissions set forth above for each of months four (4) and all remaining months until the expiration or termination of the Subscription Agreements of such paid Subscribers following enrollment by HBOC or its Affiliates. Thereafter, WebMD shall not owe any further incentive commission to HBOC with respect to such Subscribers.



***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                   EXHIBIT G
                                   ---------

                               HBOC Competitors


1.   Cerner Corporation
2.   Shared Medical Systems Corporation
3.   IDX Systems Corporation

                                   EXHIBIT H
                                   ---------


                           HBOC Exclusivity Targets


     1. WebMD gross revenues of *** (***) generated by the joint marketing efforts of WebMD and HBOC on or before March 31, 2000.


     2. WebMD gross revenues of *** (***) generated by the joint marketing efforts of WebMD and HBOC during the twelve (12)-month period ended March 31, 2001.


***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

                                   EXHIBIT I
                                   ---------

                               WebMD Competitors

1.   Physicians' Online, Inc.
2.   Healtheon Corporation
3.   InteliHealth, Inc.
4.   HealthGate Data Corp.
5.   Medcast, Inc.

                                   EXHIBIT J
                                   ---------

                           WebMD Exclusivity Targets

1.   WebMD gross revenues of *** (***) generated on or before March 31, 2000.

2. WebMD gross revenues of *** (***) generated during the twelve (12)-month period ended March 31, 2001.


***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.